TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
READY FOR DELIVERY.
ARLINGTON TANKERS LTD.
INCORPORATED UNDER THE LAWS OF BERMUDA
NUMBER
SHARES
CUSIP G04899 10 3
SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that
is the registered holder of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.01 EACH OF
THE SHARE CAPITAL OF Arlington Tankers Ltd. (hereinafter called the "Company"), subject to the memorandum of association and the bye-laws of the Company and transferable in accordance therewith. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness, the seal of the Company and the signatures of its duly authorized officers.
Dated
[SEAL]
/s/
SECRETARY
/s/
DIRECTOR
COUNTERSIGNED AND REGISTERED:
HSBC BANK USA, N.A.
(New York, NY)
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

ARLINGTON TANKERS LTD.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) Custodian (Minor) under Uniform Gifts to Minors
Act (State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.